UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2025
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1140 Virginia Drive	Fort Washington	PA	19034
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information, including Exhibit 99.1, will not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
ITEM 9.01. Financial Statements and Exhibits
(d). Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:
Exhibit
No.                            Item

99.1*    Press release dated September 18, 2025

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	September 18, 2025	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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